UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 22, 2004
 (Date of earliest event reported)

TEXTRON INC.
 (Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices, including zip code)

(401) 421-2800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7(c).	Exhibits

99	Textron Inc. Press Release dated July 22, 2004

Item 12.	Results of Operations and Financial Condition

          On July 22, 2004, Textron Inc. issued a press release announcing its financial results for the fiscal quarter ended July 3, 2004. This press release is attached hereto and incorporated herein by reference as Exhibit 99.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

	By:	s/Michael D. Cahn
	Name:	Michael D. Cahn
	Title:	Senior Associate General Counsel-Securities and Assistant Secretary

Dated: July 22, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Textron Inc. Press Release dated July 22, 2004.